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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): May 11, 1999
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                             U.S. Technologies Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-15960                  73-1284747
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)           Identification No.)


3901 Roswell Road, Suite 300, Marietta, Georgia                    30062
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (770) 565-4311
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.


     On May 11, 1999, U.S. Technologies Inc., a Delaware corporation (the "Company"), closed the sale of 500,000 shares of its Series A Convertible Preferred Stock ("Convertible Preferred Stock"), par value $0.02 share, to USV Partners, LLC, a Delaware limited liability company ("USV Partners"). The Company also issued warrants ("Warrants") to purchase 500,000 shares of the Company's common stock, par value $0.02 per share, to USV Partners. The aggregate purchase price paid by USV Partners for the Convertible Preferred Stock and the Warrants was $5,000,000. Gregory Earls, the Chairman, President and Chief Executive of the Company, is also the sole member of USV Management, LLC, the manager of USV Partners.

     The Convertible Preferred Stock carries a 9% dividend, which is payable in cash or in shares of the Company's common stock or Convertible Preferred Stock. Each share of the Convertible Preferred Stock is convertible into approximately
24.39 shares of the Company's common stock, at the option of the holder, until January 12, 2004. The Company has the right, subject to the holders' rights to convert the Convertible Preferred Stock to common stock, to redeem the Convertible Preferred Stock at its stated value of $10.00 per share (plus all accrued and unpaid dividends) at any time after the common stock of the Company trades at $3.00 or more per share (or at $2.50 or more per share if a certain earnings target is achieved by the Company) for twenty consecutive trading days.

     The Warrants entitle the holder thereof to purchase 500,000 shares of the Company's common stock at an exercise price of $1.00 per share. The Warrants are exercisable until January 12, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements: None
(b) Pro Forma Financial Statements: None
(c) Exhibits. The following exhibits are filed with this Report:


Exhibit No.         Description
-----------         -----------
 4.1                Amended Certificate of Designation, Preferences and Rights
                    of Series A Convertible Preferred Stock

10.1 Form of Investment Agreement entered into by and between the Company and USV Partners

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. TECHNOLOGIES INC.



                                       By: /s/ John P. Brocard
                                           ----------------------------
                                           John P. Brocard
                                           Executive Vice President
                                           and General Counsel



Dated: May 25, 1999
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                                 EXHIBIT INDEX



Exhibit No.         Description
-----------         ------------
4.1                 Amended Certificate of Designation, Preferences and Rights
                    of Series A Convertible Preferred Stock

10.1 Form of Investment Agreement entered into by and between the Company and USV Partners